[Logo] M F S (R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          OCTOBER 31, 1999
We invented the mutual fund(R)

[graphic omitted]

                                                   MFS(R) HIGH QUALITY BOND FUND

                                                  MFS(R) INTERMEDIATE INVESTMENT
                                                                 GRADE BOND FUND

                                                     MFS(R) LARGE CAP VALUE FUND

                                                       MFS(R) RESEARCH BOND FUND

MFS(R) HIGH QUALITY BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) LARGE CAP VALUE FUND
MFS(R) RESEARCH BOND FUND

TRUSTEES                                                           SECRETARY
                                                                   Stephen E. Cavan*
Richard B. Bailey - Private Investor;
Former Chairman and Director (until 1991),                         ASSISTANT SECRETARY
MFS Investment Management(R)                                       James R. Bordewick, Jr.*

J. Atwood Ives - Chairman and Chief Executive Officer,             CUSTODIAN
Eastern Enterprises (diversified services company)                 State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway & Barnes (attorneys)        INVESTOR INFORMATION
                                                                   For information on MFS mutual funds, call your financial
William J. Poorvu - Adjunct Professor, Harvard University          consultant or, for an information kit, call toll free:
Graduate School of Business Administration                         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                                   Eastern time
(or leave a message anytime).
Charles W. Schmidt - Private Investor
                                                                   INVESTOR SERVICE
Arnold D. Scott* - Senior Executive Vice President,                MFS Service Center, Inc.
Director, and Secretary,                                           P.O. Box 2281
MFS Investment Management                                          Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief Executive Officer,         For general information, call toll free: 1-800-225-2606 any
MFS Investment Management                                          business day from 8 a.m. to 8 p.m. Eastern time.

Elaine R. Smith - Independent Consultant                           For service to speech- or hearing-impaired, call toll free:
                                                                   1-800-637-6576 any business day from 9 a.m. to 5 p.m.
David B. Stone - Chairman,                                         Eastern time. (To use this service, your phone must be
North American Management Corp. (investment advisers)              equipped with a Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                                 For share prices, account balances, exchanges, or MFS stock
Massachusetts Financial Services Company                           and bond market outlooks, call toll free: 1-800-MFS-TALK
500 Boylston Street                                                (1-800-637-8255) anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                                   WORLD WIDE WEB
DISTRIBUTOR                                                        www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

DIRECTOR OF FIXED INCOME RESEARCH
Robert J. Manning*

PORTFOLIO MANAGERS
David M. Calabro*
James J. Calmas*
Peter C. Vaream*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

(+) Independent Trustee
  * MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS High Quality Bond Fund

Dear Shareholders,
The Fund, which commenced investment operations on May 3, 1999, seeks to provide high current income consistent with prudent risk. The Fund invests, under normal conditions, at least 65% of its total assets in fixed-income securities, including high-quality corporate bonds, mortgage- and asset-backed securities, and U.S. government securities. The Fund also may invest in high-yield and derivative securities.

To select fixed-income investments, a large group of portfolio managers and research analysts periodically assesses the total return outlook for the fixed-income markets. This "horizon" outlook is a tool used to make and then adjust the Fund's asset allocations to various segments of the fixed-income markets. The research staff does its own independent credit analysis in addition to considering the results of credit-rating agencies.

During the period, the trend of stronger economic growth caused interest rates to rise, but strengthened the financial profile of many corporate-bond issuers. About one-third of the portfolio's assets were allocated to investment-grade and high-yield corporate bonds. Our research team favored telecommunications and entertainment companies, such as Sprint Capital Corp. and Time Warner Entertainment. Nearly one-half of the portfolio consisted of U.S. Treasury obligations, with the remainder invested in mortgage-backed securities.

Looking ahead, we will compare U.S. Treasury securities, which we hold to maintain quality and liquidity, with opportunities offered by other fixed-income sectors. We will watch especially closely the high-yield market, which we believe is poised for a rebound in the coming year.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

MFS Intermediate Investment Grade Bond Fund

Dear Shareholders,
For the six months ended October 31, 1999, Class A shares of the Fund provided a total return of 0.18% and Class I shares 0.28%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. Over the same period, these results compare to a -0.55% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations, and to a -0.78% return for the average intermediate investment-grade debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund's primary objective is to seek high current income consistent with prudent risk, and its secondary objective is to protect shareholders' capital. The Fund invests in corporate bonds with ratings from "AAA" through "BBB" or in unrated bonds that we consider investment quality. The Fund also invests in U.S. Treasury securities and mortgage- and asset-backed securities, which represent pooled assets such as mortgage loans, car loans, and credit card receivables. The maturities of bonds in the Fund are normally 10 years or less.

The telecommunications sector has benefited from the explosive growth of data traffic on the Internet and the proliferation of cellular phones. In this industry, we hold bonds from such corporations as AT&T Canada, Sprint, and Cable & Wireless. Going forward, we believe that if inflation remains low, interest rates will stay stable. Moreover, if the U.S. economy stays strong, confidence in the overall bond market, and in corporate bonds specifically, should grow.

    Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

MFS Large Cap Value Fund

Dear Shareholders,
The Fund, which commenced investment operations on May 3, 1999, seeks long-term growth of capital and invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities of companies with large market capitalizations that we believe are undervalued relative to their long-term potential.

The equity securities of these companies may be undervalued based on their low price-to-book, price-to-sales, and/or price-to-earnings ratios. The reasons for the undervaluation may be a market decline, poor economic conditions, company- or industry-related downturns, or market oversight. We use a bottom- up approach to select and manage securities that is based on fundamental analysis by the Fund's portfolio manager and equity analysts. They often find value stocks in mature industries such as financial services, which saw some good value over the period. Although higher interest rates and increased competition hurt stock prices across the board, we believe that some of these financial companies in particular offer strong prospects.

For example, during the period, the Fund held shares in Lincoln National, a life insurance company with a well-run asset management subsidiary, a solid management team, and renewed earnings growth. We believe the company has fundamental appeal and appears to be a valuable asset in an industry that is consolidating.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Portfolio Manager

MFS Research Bond Fund

Dear Shareholders,
For the six months ended October 31, 1999, Class A shares of the Fund provided a total return of -0.95% and Class I shares -0.75%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges, and compare over the same period to a -0.55% return for the Lehman Brothers Government/ Corporate Bond Index.

The Fund is a total return portfolio seeking high current income and long-term growth of capital. Under normal market conditions, it has at least 65% of its assets in fixed-income securities. The Fund seeks to incorporate the best ideas of our fixed-income analysts who cover the U.S. government, mortgage- backed, corporate, and international bond markets, using MFS Original Research(R) to select individual securities.

The Fund's underperformance compared to the index was due to declining prices that resulted from an oversupply of both high-yield and high-grade corporate bonds. Because the index does not include high-yield bonds, our holdings of these issues especially hurt our relative performance.

Looking ahead, we believe the strength of both domestic and international economies bodes well for the bond markets. The telecommunications industry in particular is booming, in large part from the growth of data traffic on the Internet and the proliferation of cellular phones. In this industry, we hold bonds from corporations such as Cox Communications.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Manning.

The opinions expressed in this report are those of the portfolio managers and the Director of Fixed Income Research and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

CUMULATIVE TOTAL RATES OF RETURN THROUGH OCTOBER 31, 1999

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

CLASS A INVESTMENT RESULTS

                                                     6 Months         Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.18%        +0.61%
-----------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS

                                                     6 Months         Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.28%        +0.61%
-----------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 4, 1999, through October 31, 1999.

MFS(R) RESEARCH BOND FUND

CLASS A INVESTMENT RESULTS

                                                     6 Months         Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -0.95%        -1.24%
-----------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS

                                                     6 Months         Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -0.75%        -1.24%
-----------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 4, 1999, through October 31, 1999.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 1999

MFS HIGH QUALITY BOND FUND

Bonds - 96.3%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 90.7%
  Airlines - 1.4%
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017           $    5       $    4,518
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020               10            9,678
                                                                                       ----------
                                                                                       $   14,196
-------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Lear Corp., 7.96s, 2005##                                             $   10       $    9,765
-------------------------------------------------------------------------------------------------
  Building - 0.9%
    Nortek, Inc., 9.25s, 2007                                             $   10       $    9,700
-------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    First Data Corp., 6.75s, 2005                                         $    9       $    8,772
-------------------------------------------------------------------------------------------------
  Chemicals - 3.0%
    Lyondell Chemical Co., 9.625s, 2007                                   $   30       $   30,075
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    RJ Reynolds Tobacco Holdings, 7.75s, 2006##                           $    5       $    4,703
-------------------------------------------------------------------------------------------------
  Containers - 0.9%
    Gaylord Container Corp., 9.875s, 2008                                 $   10       $    8,700
-------------------------------------------------------------------------------------------------
  Entertainment - 4.3%
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                          $   10       $    9,841
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018                                8            7,688
    Time Warner Entertainment Co. LP, 8.375s, 2033                            24           25,699
                                                                                       ----------
                                                                                       $   43,228
-------------------------------------------------------------------------------------------------
  Financial Institutions - 3.0%
    Aristar, Inc., 7.25s, 2006                                            $   10       $    9,863
    Ford Motor Credit Co., 7.375s, 2009                                       20           20,161
                                                                                       ----------
                                                                                       $   30,024
-------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Riverwood International Corp., 10.25s, 2006                           $   10       $   10,050
-------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Johnstown America Industries, 11.75s, 2005                            $   10       $   10,225
-------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.9%
    P&L Coal Holdings Corp., 9.625s, 2008                                 $   10       $    9,550
-------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    McDermott, Inc., 9.375s, 2002                                         $    2       $    2,065
-------------------------------------------------------------------------------------------------
  Railroads - 1.0%
    Union Pacific Corp., 6.34s, 2003                                      $   10       $    9,719
-------------------------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Safeway, Inc., 7.25s, 2004                                            $   10       $    9,918
-------------------------------------------------------------------------------------------------
  Telecommunications - 9.6%
    AT&T Corp., 6.5s, 2029                                                $   17       $   15,038
    Cable & Wireless Communications, 6.75s, 2008                              20           20,239
    Comcast Corp., 9.125s, 2006                                               10           10,579
    Cox Communications, Inc., 7.75s, 2006                                     10           10,186
    ITC Deltacom, Inc., 11s, 2007                                             10           10,450
    Qwest Communications International, Inc., 7.5s, 2008                       6            5,953
    Spectrasite Holdings, Inc., 0s to 2004, 11.125 to 2009                    20           10,375
    Sprint Capital Corp., 6.9s, 2019                                          15           13,986
                                                                                       ----------
                                                                                       $   96,806
-------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 14.3%
    Federal National Mortgage Assn., 7s, 2029                             $ $147       $  144,160
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 44.2%
    U.S. Treasury Bonds, 5.25s, 2029                                      $    7       $    6,050
    U.S. Treasury Notes, 5.5s, 2000                                          180          180,056
    U.S. Treasury Notes, 6s, 2004                                              5            5,012
    U.S. Treasury Notes, 7.875s, 2004                                          5            5,387
    U.S. Treasury Notes, 6s, 2009                                            249          248,649
                                                                                       ----------
                                                                                       $  445,154
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    Duke Capital Corp., 7.25s, 2004                                       $   10       $   10,064
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Coastal Corp., 6.2s, 2004                                             $    6       $    5,711
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $  912,585
-------------------------------------------------------------------------------------------------
Foreign Bonds - 5.6%
  Canada - 1.0%
    Province of Quebec, 7.5s, 2029                                        $   10       $   10,048
-------------------------------------------------------------------------------------------------
  France - 1.8%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Financial
      Institutions)##                                                     $   20       $   18,700
-------------------------------------------------------------------------------------------------
  Luxembourg - 1.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001,
      13.5 to 2006 (Telecommunications)                                   $   15       $   10,875
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    British Sky Broadcasting Group, 6.875s, 2009
      (Telecommunications)                                                $    8       $    7,119
    Telewest PLC, 9.625s, 2006 (Telecommunications)                           10           10,100
                                                                                       ----------
                                                                                       $   17,219
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $   56,842
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $975,706)                                                $  969,427
-------------------------------------------------------------------------------------------------
Short-Term Obligation - 2.0%
-------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 11/01/99, at Amortized Cost               $   20       $   20,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $995,706)                                          $  989,427
Other Assets, Less Liabilities - 1.7%                                                      17,265
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,006,692
-------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 1999

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

Bonds - 99.2%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 89.3%
  Airlines - 0.7%
    Delta Airlines, Inc., 6.65s, 2004                                     $    7       $    6,782
-------------------------------------------------------------------------------------------------
  Automotive - 2.8%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001                         $   13       $   13,020
    Ford Motor Credit Co., 6.7s, 2004                                         15           14,869
                                                                                       ----------
                                                                                       $   27,889
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Fleet Boston Corp., 9.9s, 2001                                        $   10       $   10,493
-------------------------------------------------------------------------------------------------
  Beverages - 0.9%
    Coca-Cola Bottling Co., 6.375s, 2009                                  $   10       $    9,078
-------------------------------------------------------------------------------------------------
  Conglomerates - 1.2%
    General Electric Capital Corp., 8.625s, 2008                          $   11       $   12,147
-------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 11.5%
    Americredit Automobile Receivables Trust, 5.78s, 2003                 $   15       $   14,780
    Carco Auto Loan Master Trust, 5.65s, 2003                                 15           14,890
    Chase Credit Card Master Trust, 5.666s, 2004                              15           15,014
    Citibank Credit Card Master Trust I, 5.5s, 2006                           25           23,820
    Discover Card Master Trust I, 5.85s, 2006                                 20           19,343
    GE Capital Mortgage Services, Inc., 6.035s, 2020                          20           19,294
    Peco Energy Transition Trust, 5.48s, 2003                                  8            8,202
                                                                                       ----------
                                                                                       $  115,343
-------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 1.4%
    FHLMC, 5.83s, 2013                                                    $   14       $   13,809
-------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 7.3%
    FNMA, 5.25s, 2009                                                     $   20       $   17,997
    FNMA, 5.722s, 2009                                                        30           27,225
    FNMA, 6s, 2014                                                            29           27,811
                                                                                       ----------
                                                                                       $   73,033
-------------------------------------------------------------------------------------------------
  Financial Institutions - 6.5%
    Aristar, Inc., 7.375s, 2004                                           $   20       $   20,119
    Countrywide Home Loan, Inc., 6.85s, 2004                                  12           11,882
    GS Escrow Corp., 7.125s, 2005                                             25           22,928
    Lehman Brothers Holdings, Inc., 6.375s, 2001                              11           10,960
                                                                                       ----------
                                                                                       $   65,889
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.6%
    J Seagram & Sons, Inc., 5.79s, 2001                                   $   15       $   14,761
    Whitman Corp., 6s, 2004                                                   12           11,464
                                                                                       ----------
                                                                                       $   26,225
-------------------------------------------------------------------------------------------------
  Insurance - 2.8%
    Aflac, Inc., 6.5s, 2009                                               $   20       $   18,773
    Conseco, Inc., 6.4s, 2001                                                 10            9,664
                                                                                       ----------
                                                                                       $   28,437
-------------------------------------------------------------------------------------------------
  Media - 2.6%
    Time Warner Entertainment Co. LP, 9.625s, 2002                        $   25       $   26,460
-------------------------------------------------------------------------------------------------
  Oils - 1.6%
    Occidental Petroleum Corp., 10.125s, 2001                             $   15       $   15,859
-------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 7.8%
    Cable & Wireless Communications, 6.75s, 2008                          $   15       $   15,179
    Comcast Corp., 9.125s, 2006                                               13           13,752
    Cox Communications, Inc., 7.75s, 2006                                     15           15,279
    Sprint Spectrum LP, 11s, 2006                                             15           16,840
    Telecomunicaiones de Puerto Rico, 6.15s, 2002##                           13           12,778
    U.S. West Communications Inc., 7.2s, 2004##                                5            5,039
                                                                                       ----------
                                                                                       $   78,867
-------------------------------------------------------------------------------------------------
  Tobacco - 0.5%
    RJ Reynolds Tobacco Holding Co., 7.75s, 2006##                        $    5       $    4,703
-------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 1.5%
    AID - Israel, 6.6s, 2008                                               $  15       $   14,843
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 32.0%
    U.S. Treasury Notes, 4.25s, 2003                                       $  65       $   61,070
    U.S. Treasury Notes, 5.75s, 2000 - 2002                                  191          191,047
    U.S. Treasury Notes, 6s, 2004 - 2009                                      34           34,008
    U.S. Treasury Notes, 6.125s, 2007                                         25           24,902
    U.S. Treasury Notes, 7.875s, 2004                                         10           10,775
                                                                                       ----------
                                                                                       $  321,802
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.6%
    Connecticut Light & Power Co., 7.875s, 2001                            $  10       $   10,145
    Duke Capital Corp., 7.25s, 2004                                           10           10,064
    Entergy Mississippi, Inc., 6.2s, 2004                                     10            9,572
    Midamerican Funding LLC, 5.85s, 2001##                                    15           14,842
    Narragansett Electric Co., 7.83s, 2002                                     2            2,055
                                                                                       ----------
                                                                                       $   46,678
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $  898,337
-------------------------------------------------------------------------------------------------
Foreign Bonds - 9.9%
  Canada - 1.5%
    AT&T Canada, Inc., 7.65s, 2006 (Telecommunications)##                  $  15       $   15,109
-------------------------------------------------------------------------------------------------
  France - 1.4%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Financial
      Institutions)##                                                     $   15       $   14,025
-------------------------------------------------------------------------------------------------
  Germany - 2.1%
    KFW International Finance, Inc., 9.4s, 2004 (Agency)                  $    5       $    5,515
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                            15           15,610
                                                                                       ----------
                                                                                       $   21,125
-------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Israel Electric Corp. Ltd., 8.25s, 2009 (Utilities -
      Electric)##                                                         $   10       $   10,039
-------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)          $    4            3,946
-------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Kingdom of Spain, 9.125s, 2000                                        $   20       $   20,432
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    Abbey National PLC, 6.7s, 2049 (Banks and Credit Cos.)                $    9       $    8,167
    British Sky Broadcasting Group, 6.875s, 2009
      (Telecommunications)##                                                   8            7,120
                                                                                       ----------
                                                                                       $   15,287
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $   99,963
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,020,222)                                              $  998,300
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.0%
-------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 11/01/99, at Amortized Cost         $   20       $   20,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,040,222)                                        $1,018,300
Other Assets, Less Liabilities - (1.2)%                                                   (12,297)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,006,003
-------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 1999

MFS LARGE CAP VALUE FUND

Stocks - 88.8%
----------------------------------------------------------------------------
ISSUER                                                 SHARES          VALUE
----------------------------------------------------------------------------
U.S. Stocks - 78.9%
  Aerospace - 2.1%
    Raytheon Co., "A"                                      56       $  1,536
    TRW, Inc.                                             178          7,632
    United Technologies Corp.                              30          1,815
                                                                    --------
                                                                    $ 10,983
----------------------------------------------------------------------------
  Automotive - 1.4%
    Delphi Automotive Systems Corp.                       200       $  3,287
    Ford Motor Co.                                         72          3,951
                                                                    --------
                                                                    $  7,238
----------------------------------------------------------------------------
  Banks and Credit Companies - 3.2%
    Bank America Corp.                                     88       $  5,665
    Bank of New York Co., Inc.                            117          4,900
    PNC Bank Corp.                                         98          5,843
                                                                    --------
                                                                    $ 16,408
----------------------------------------------------------------------------
  Business Machines - 3.0%
    Hewlett-Packard Co.                                    54       $  3,999
    International Business Machines Corp.                  54          5,312
    Seagate Technology, Inc.*                             200          5,888
                                                                    --------
                                                                    $ 15,199
----------------------------------------------------------------------------
  Cellular Telephones - 1.1%
    Telephone & Data Systems, Inc.                         49       $  5,647
----------------------------------------------------------------------------
  Chemicals - 1.8%
    Engelhard Corp.                                       130       $  2,291
    PPG Industries, Inc.                                   30          1,819
    Rohm & Haas Co.                                       133          5,087
                                                                    --------
                                                                    $  9,197
----------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    BMC Software, Inc.*                                    80       $  5,135
----------------------------------------------------------------------------
  Conglomerates - 2.2%
    AlliedSignal, Inc.                                    146       $  8,313
    Eastern Enterprises Co.                                55          2,812
                                                                    --------
                                                                    $ 11,125
----------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Fortune Brands, Inc.                                   92       $  3,260
----------------------------------------------------------------------------
  Containers - 0.9%
    Ivex Packaging Corp.*                                 500       $  4,719
----------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    Emerson Electric Co.                                  103       $  6,186
----------------------------------------------------------------------------
  Energy - 1.0%
    BJ Services Co.*                                      143       $  4,907
----------------------------------------------------------------------------
  Entertainment - 3.0%
    Disney (Walt) Co.                                      80       $  2,110
    Harrah's Entertainment, Inc.*                         145          4,196
    MediaOne Group, Inc.*                                  26          1,848
    Time Warner, Inc.                                     102          7,108
                                                                    --------
                                                                    $ 15,262
----------------------------------------------------------------------------
  Financial Institutions - 4.2%
    American Express Co.                                   20       $  3,080
    Citigroup, Inc.                                       128          6,928
    Edwards (A.G.), Inc.                                  164          4,930
    Federal Home Loan Mortgage Corp.                       50          2,703
    Merrill Lynch & Co., Inc.                              32          2,512
    State Street Corp.                                     20          1,523
                                                                    --------
                                                                    $ 21,676
----------------------------------------------------------------------------
  Financial Services - 1.9%
    Axa Financial, Inc.*                                  138       $  4,425
    Mellon Financial Corp.                                140          5,171
                                                                    --------
                                                                    $  9,596
----------------------------------------------------------------------------
  Food and Beverage Products - 4.2%
    Archer-Daniels-Midland Co.                            253       $  3,115
    Bestfoods Co.                                          30          1,763
    General Mills, Inc.                                    37          3,226
    Hershey Foods Corp.                                    35          1,767
    McCormick & Co., Inc.                                  64          2,008
    Quaker Oats Co.                                        65          4,550
    Seagram Ltd.                                          100          4,944
                                                                    --------
                                                                    $ 21,373
----------------------------------------------------------------------------
  Forest and Paper Products - 2.4%
    Bowater, Inc.                                          94       $  4,935
    Champion International Corp.                           96          5,550
    International Paper Co.                                30          1,579
                                                                    --------
                                                                    $ 12,064
----------------------------------------------------------------------------
  Insurance - 8.7%
    Allstate Corp.                                        103       $  2,961
    American International Group, Inc.                     28          2,882
    Chubb Corp.                                            80          4,390
    CIGNA Corp.                                            77          5,756
    Hartford Financial Services Group, Inc.               181          9,378
    Lincoln National Corp.                                170          7,841
    ReliaStar Financial Corp.                             114          4,895
    St. Paul Cos., Inc.                                   195          6,240
                                                                    --------
                                                                    $ 44,343
----------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co., Inc.                                      45       $  1,631
    W.W. Grainger, Inc.                                    50          2,119
                                                                    --------
                                                                    $  3,750
----------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    American Home Products Corp.                           75       $  3,919
    Pharmacia & Upjohn, Inc.                               82          4,423
                                                                    --------
                                                                    $  8,342
----------------------------------------------------------------------------
  Oil Services - 3.1%
    Cooper Cameron Corp.*                                 118       $  4,565
    Halliburton Co.                                       140          5,276
    Noble Drilling Corp.*                                 269          5,969
                                                                    --------
                                                                    $ 15,810
----------------------------------------------------------------------------
  Oils - 7.3%
    Apache Corp.                                           50       $  1,950
    Atlantic Richfield Co.                                 49          4,566
    Chevron Corp.                                          40          3,653
    Coastal Corp.                                         228          9,604
    Conoco, Inc., "A"                                     220          6,036
    Mobil Corp.                                            78          7,527
    Texaco, Inc.                                           18          1,105
    Unocal Corp.                                           90          3,105
                                                                    --------
                                                                    $ 37,546
----------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                      12       $    827
    Polaroid Corp.                                        100          2,231
                                                                    --------
                                                                    $  3,058
----------------------------------------------------------------------------
  Printing and Publishing - 2.4%
    Gannett Co., Inc.                                      95       $  7,327
    New York Times Co.                                    129          5,192
                                                                    --------
                                                                    $ 12,519
----------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.               66       $  2,104
----------------------------------------------------------------------------
  Restaurants and Lodging - 1.6%
    Hilton Hotels Corp.                                   100       $    925
    McDonald's Corp.                                      179          7,384
                                                                    --------
                                                                    $  8,309
----------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Xerox Corp.                                           102       $  2,856
----------------------------------------------------------------------------
  Stores - 0.5%
    Dayton Hudson Corp.                                    39       $  2,520
----------------------------------------------------------------------------
  Supermarkets - 0.3%
    Safeway, Inc.*                                         50       $  1,766
----------------------------------------------------------------------------
  Telecommunications - 8.4%
    AT&T Corp.                                             38       $  1,777
    Bell Atlantic Corp.                                    43          2,792
    GTE Corp.                                             202         15,150
    Motorola, Inc.                                        100          9,744
    SBC Communications, Inc.                              181          9,220
    Sprint Corp.                                           62          4,607
                                                                    --------
                                                                    $ 43,290
----------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    Carolina Power & Light Co.                             66       $  2,277
    CMS Energy Corp.                                       24            885
    Duke Energy Corp.                                      70          3,955
    FirstEnergy Corp.                                      40          1,042
    NiSource, Inc.                                         72          1,476
    Pinnacle West Capital Corp.                            99          3,651
    Texas Utilities Co.                                    47          1,821
                                                                    --------
                                                                    $ 15,107
----------------------------------------------------------------------------
  Utilities - Gas - 4.5%
    Columbia Energy Group                                  61       $  3,965
    El Paso Energy Corp.                                  204          8,364
    National Fuel Gas Co.                                  80          3,910
    Washington Gas Light Co.                              163          4,431
    Williams Cos., Inc.                                    58          2,175
                                                                    --------
                                                                    $ 22,845
----------------------------------------------------------------------------
Total U.S. Stocks                                                   $404,140
----------------------------------------------------------------------------
Foreign Stocks - 9.9%
  France - 0.7%
    Axa (Insurance)                                        50       $  3,488
----------------------------------------------------------------------------
  Japan - 1.5%
    Hitachi Ltd., ADR (Electronics)                        30       $  3,262
    Nippon Telegraph & Telephone Corp.
      (Utilities - Telephone)                              58          4,488
                                                                    --------
                                                                    $  7,750
----------------------------------------------------------------------------
  Netherlands - 2.7%
    Akzo Nobel N.V. (Chemicals)                           110       $  4,735
    ING Groep N.V., ADR (Financial Services)               88          5,203
    Royal Dutch Petroleum Co., ADR (Oils)                  66          3,956
                                                                    --------
                                                                    $ 13,894
----------------------------------------------------------------------------
  Switzerland - 0.7%
    Nestle S.A. (Food and Beverage Products)                2       $  3,859
----------------------------------------------------------------------------
  United Kingdom - 4.3%
    BP Amoco PLC, ADR (Oils)                              246       $ 14,206
    Diageo PLC (Food and Beverage Products)*              420          4,271
    SmithKline-Beecham PLC, ADR
      (Medical and Health Products)                        52          3,328
                                                                    --------
                                                                    $ 21,805
----------------------------------------------------------------------------
Total Foreign Stocks                                                $ 50,796
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $459,221)                            $454,936
----------------------------------------------------------------------------
Preferred Stock - 0.8%
----------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    CMS Energy Corp., 8.75% (Identified Cost $4,150)      100       $  3,850
----------------------------------------------------------------------------
Convertible Preferred Stock - 1.3%
----------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Newell Financial Trust I, 5.25%                        68       $  2,954
----------------------------------------------------------------------------
  Containers - 0.4%
    Owens Illinois, Inc., 4.75%                            60       $  1,980
----------------------------------------------------------------------------
  Oils - 0.3%
    Apache Corp., 6.5%                                     50       $  1,787
----------------------------------------------------------------------------
Total Convertible Preferred Stock
   (Identified Cost, $7,924)                                        $  6,721
----------------------------------------------------------------------------

Convertible Bond - 2.1%
----------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)          VALUE
----------------------------------------------------------------------------
  Conglomerates - 0.7%
    Loews Corp., 3.125s, 2007                        $      4       $  3,330
----------------------------------------------------------------------------
  Financial Services - 1.4%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                  $      7       $  7,333
----------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $11,024)                   $ 10,663
----------------------------------------------------------------------------
Rights - 0.4%
----------------------------------------------------------------------------
                                                       SHARES
----------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $2,256)                   30       $  2,295
----------------------------------------------------------------------------
Short-Term Obligations - 10.7%
----------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
----------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 11/01/99,
      at Amortized Cost                              $     55       $ 55,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $539,575)                       $533,465
Other Assets, Less Liabilities - (4.1)%                              (20,865)
----------------------------------------------------------------------------
Net Assets - 100.0%                                                 $512,600
----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 1999

MFS RESEARCH BOND FUND

Bonds - 96.5%
--------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)          VALUE
--------------------------------------------------------------------------
U.S. Bonds - 92.1%
  Airlines - 1.4%
    Continental Airlines Pass-Through Trust, Inc.,
       6.648s, 2017                                   $  10       $  9,035
    Continental Airlines Pass-Through Trust, Inc.,
       7.256s, 2020                                       5          4,839
                                                                  --------
                                                                  $ 13,874
--------------------------------------------------------------------------
  Automotive - 2.9%
    Dura Operating Corp., 9s, 2009                    $  10       $  9,275
    Ford Motor Co., 7.45s, 2031                          10          9,849
    TRW, Inc., 7.125s, 2009##                            10          9,617
                                                                  --------
                                                                  $ 28,741
--------------------------------------------------------------------------
  Chemicals - 2.1%
    Lyondell Chemical Co., 9.625s, 2007               $  10       $ 10,025
    NL Industries, Inc., 11.75s, 2003                    10         10,300
                                                                  --------
                                                                  $ 20,325
--------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    RJR Nabisco, Inc., 7.75s, 2006##                  $   5       $  4,703
--------------------------------------------------------------------------
  Energy - 1.0%
    P&L Coal Holdings Corp., 9.625s, 2008             $  10       $  9,550
--------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Aristar, Inc., 7.25s, 2006                        $  10       $  9,863
    GS Escrow Corp., 7.125s, 2005                        10          9,171
                                                                  --------
                                                                  $ 19,034
--------------------------------------------------------------------------
  Financial Services - 2.0%
    Associates Corp., 5.5s, 2004                      $  10       $  9,506
    Lehman Brothers Holdings, Inc., 6.375s, 2001         10          9,963
                                                                  --------
                                                                  $ 19,469
--------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    J Seagram & Sons, Inc., 6.4s, 2003                $  10       $  9,678
--------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Georgia Pacific Corp., 7.25s, 2028                $   4       $  3,659
--------------------------------------------------------------------------
  Government National Mortgage Association - 8.9%
    GNMA, 7s, 2028                                    $  90       $ 87,955
--------------------------------------------------------------------------
  Insurance - 1.9%
    Aflac, Inc., 6.5s, 2009                           $  10       $  9,387
    Conseco, Inc., 6.4s, 2001                            10          9,664
                                                                  --------
                                                                  $ 19,051
--------------------------------------------------------------------------
  Media - 1.6%
    Time Warner Entertainment Co. LP, 9.625s, 2002    $  15       $ 15,876
--------------------------------------------------------------------------
  Municipals - 4.6%
    Massachusetts Port Authority Revenue, 5s, 2027    $  25       $ 21,167
    Tampa Bay Water, 5.75s, 2029                         25         24,272
                                                                  --------
                                                                  $ 45,439
--------------------------------------------------------------------------
  Oils - 2.0%
    Amerada Hess Corp., 7.875s, 2029                  $  10       $  9,921
    Ocean Energy, Inc., 8.875s, 2007                     10          9,900
                                                                  --------
                                                                  $ 19,821
--------------------------------------------------------------------------
  Railroads - 1.0%
    Union Pacific Corp., 6.34s, 2003                  $  10       $  9,719
--------------------------------------------------------------------------
  Retail - 1.7%
    J. Crew Operating Corp., 10.375s, 2007            $  10       $  9,000
    Rite Aid Corp., 6s, 2003##                           10          8,267
                                                                  --------
                                                                  $ 17,267
--------------------------------------------------------------------------
  Supermarkets - 1.0%
    Safeway, Inc., 7.25s, 2004                        $  10       $  9,918
--------------------------------------------------------------------------
  Telecommunications - 5.0%
    Comcast Corp., 9.125s, 2006                       $  10       $ 10,579
    Cox Communications, Inc., 7.75s, 2006                10         10,186
    Sprint Capital Corp., 6.9s, 2019                     10          9,324
    Telecomunicaciones De Puerto Rico, 6.65s, 2006##     10          9,517
    Time Warner Telecommunications LLC, 9.75s, 2008      10         10,200
                                                                  --------
                                                                  $ 49,806
--------------------------------------------------------------------------
  U.S. Federal Agencies - 11.6%
    Federal National Mortgage Assn., 4.75s, 2003      $  60       $ 56,494
    Federal National Mortgage Assn., 6.375s, 2009        60         58,528
                                                                  --------
                                                                   115,022
--------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.7%
    U.S. Treasury Bonds, 8.125s, 2019                 $  25       $ 29,445
    U.S. Treasury Bonds, 5.25s, 2028                     31         26,655
    U.S. Treasury Bonds, 5.25s, 2029                     32         27,660
    U.S. Treasury Notes, 4.5s, 2001                     112        110,389
    U.S. Treasury Notes, 5.5s, 2001                      14         13,926
    U.S. Treasury Notes, 4.25s, 2003                    117        109,925
    U.S. Treasury Notes, 6s, 2004                         5          5,012
    U.S. Treasury Notes, 7.875s, 2004                     3          3,232
    U.S. Treasury Notes, 4.75s, 2008                      5          4,525
    U.S. Treasury Notes, 6s, 2009                        32         31,955
                                                                  --------
                                                                  $362,724
--------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    Connecticut Light & Power Co., 7.875s, 2001       $  10       $ 10,145
    Midamerican Funding LLC, 5.85s, 2001##               10          9,895
                                                                  --------
                                                                  $ 20,040
--------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    AT&T Corp., 6.5s, 2029                            $  10       $  8,846
--------------------------------------------------------------------------
Total U.S. Bonds                                                  $910,517
--------------------------------------------------------------------------
Foreign Bonds - 4.4%
  France - 1.0%
    Natexis AMBS Co. LLC, 8.44s, 2049
      (Financial Institutions)##                      $  10       $  9,350
--------------------------------------------------------------------------
  Greece - 0.9%
    Fage Dairy Industries S.A., 9s, 2007
     (Food and Beverage Products)                     $  10       $  9,000
--------------------------------------------------------------------------
  Sweden - 1.0%
    AB Spintab, 6.8s, 2049 (Banks & Credit Cos.)##    $  10       $  9,719
--------------------------------------------------------------------------

Foreign Bonds - continued
  United Kingdom - 1.5%
    National Westminster Bank PLC, 7.375s, 2009
      (Banks & Credit Cos.)                           $  10       $  9,932
    British Sky Broadcasting Group, 6.875s, 2009
      (Telecommunications)                                5          4,450
                                                                  --------
                                                                  $ 14,382
--------------------------------------------------------------------------
Total Foreign Bonds                                               $ 42,451
--------------------------------------------------------------------------
Total Bonds (Identified Cost, $979,874)                            952,968
--------------------------------------------------------------------------
Short-Term Obligations - 0.5%
--------------------------------------------------------------------------
    Federal Home Loan Bank Consolidated Discount
      Note, due 11/01/99, at Amortized Cost           $    5      $  5,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $984,874)                     $957,968
Other Assets, Less Liabilities - 3.0%                               30,132
--------------------------------------------------------------------------
Net Assets - 100.0%                                               $988,100
--------------------------------------------------------------------------
## SEC Rule 144A restriction.

 See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               MFS INTERMEDIATE
                                                                                     MFS HIGH QUALITY          INVESTMENT GRADE
OCTOBER 31, 1999                                                                            BOND FUND                 BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $995,706 and $1,040,222, respectively)             $  989,427                $1,018,300
  Cash                                                                                            387                     2,791
  Receivable for investments sold                                                               2,976                     5,016
  Interest receivable                                                                          16,509                    18,487
                                                                                           ----------                ----------
      Total assets                                                                         $1,009,299                $1,044,594
                                                                                           ----------                ----------
Liabilities:
Distributions payable
                                                                                           $        2                $     --
  Payable for investments purchased                                                             2,605                    22,981
  Payable to investment adviser                                                                  --                      15,610
                                                                                           ----------                ----------
      Total liabilities                                                                    $    2,607                $   38,591
                                                                                           ----------                ----------
Net assets                                                                                 $1,006,692                $1,006,003
                                                                                           ----------                ----------

Net assets consist of:

Paid-in capital                                                                            $1,031,706                $1,048,158
  Unrealized depreciation on investments                                                       (6,279)                  (21,922)
  Accumulated net realized loss on investments                                                (19,393)                  (22,671)
  Accumulated undistributed net investment income                                                 658                     2,438
                                                                                           ----------                ----------
      Total                                                                                $1,006,692                $1,006,003
                                                                                           ==========                ==========
Shares of beneficial interest outstanding:
  Class A                                                                                     103,222                   104,935
  Class I                                                                                          20                     15.35
                                                                                           ----------                ----------
      Total shares of beneficial interest outstanding                                         103,242                   104,950
Net assets:
  Class A                                                                                  $1,006,497                $1,005,856
  Class I                                                                                         195                    147.19
                                                                                           ----------                ----------
      Total net assets                                                                     $1,006,692                $1,006,003
                                                                                           ==========                ==========

Class A shares:
  Net asset value per share
    (net assets/shares of beneficial interest outstanding)                                 $     9.75                $     9.59
                                                                                           ==========                ==========
  Offering price per share (100/95.25 of net asset value per share)                        $    10.24                $    10.06
                                                                                           ==========                ==========

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets/shares of beneficial interest outstanding)                                 $     9.75                $     9.59
                                                                                           ==========                ==========
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Assets and Liabilities (Unaudited) - continued
--------------------------------------------------------------------------------------------------------
                                                                    MFS LARGE CAP         MFS RESEARCH
OCTOBER 31, 1999                                                       VALUE FUND            BOND FUND
--------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $539,575 and
    $984,874, respectively)                                           $   533,465           $   957,968
  Cash                                                                      1,857                 2,965
  Receivable for investments sold                                             783                15,718
  Interest and dividends receivable                                           725                17,481
                                                                      -----------           -----------
      Total assets                                                    $   536,830           $   994,132
                                                                      -----------           -----------

Liabilities:
  Payable for Fund shares reacquired                                  $         8           $      --
  Payable for investments purchased                                        24,180                  --
  Payable to investment adviser                                              --                   6,032
  Payable to affiliate for management fee                                      31                  --
  Accrued expenses and other liabilities                                       11                  --
                                                                      -----------           -----------
      Total liabilities                                               $    24,230           $     6,032
                                                                      -----------           -----------
Net assets                                                            $   512,600           $   988,100
                                                                      -----------           -----------

Net assets consist of:

  Paid-in capital                                                     $   493,158           $ 1,049,056
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                           (6,110)              (26,906)
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                          23,195               (35,487)
  Accumulated undistributed net investment income                           2,357                 1,437
                                                                      -----------           -----------
      Total                                                           $   512,600           $   988,100
                                                                      ===========           ===========
Shares of beneficial interest outstanding:
  Class A                                                                  49,311               105,082
  Class I                                                                      20                15.377
                                                                      -----------           -----------
      Total shares of beneficial interest outstanding                      49,331               105,097
Net assets:
  Class A                                                             $   512,392           $   987,955
  Class I                                                                     208                144.50
                                                                      -----------           -----------
      Total net assets                                                $   512,600           $   988,100
                                                                      ===========           ===========

Class A shares:
  Net asset value per share
    (net assets/shares of beneficial interest outstanding)               $10.39                $ 9.40
                                                                         ======                ======
  Offering price per share (100/95.25 of net asset value per share)      $10.91                $ 9.87
                                                                         ======                ======

Class I shares:
  Net asset value, offering price, and redemption price per
    share
    (net assets/shares of beneficial interest outstanding)               $10.40                $ 9.40
                                                                         ======                ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                        MFS INTERMEDIATE
                                                                 MFS HIGH QUALITY       INVESTMENT GRADE
PERIOD ENDED OCTOBER 31, 1999                                          BOND FUND*            BOND FUND**
----------------------------------------------------------------------------------------------------------
Net investment income:
  Interest Income                                                     $    31,831           $    32,552
                                                                      -----------           -----------

  Expenses -
    Management fee                                                    $     2,410           $     2,513
    Shareholder servicing agent fee                                           483                   502
    Distribution and service fee (Class A)                                   --                   1,764
    Administrative fee                                                         72                    76
    Custodian fees                                                          3,246                 2,096
    Printing                                                               12,557                 2,058
    Postage                                                                    80                    57
    Auditing fees                                                           6,600                 4,765
    Legal fees                                                              2,073                 2,027
    Registration fees                                                       4,000                 2,424
    Miscellaneous                                                             777                    53
                                                                      -----------           -----------
      Total expenses                                                  $    32,298           $    18,335
    Fees paid indirectly                                                     (156)                 (154)
    Reduction of expenses by investment adviser and distributor           (32,142)              (18,181)
                                                                      -----------           -----------
      Net expenses                                                    $      --             $      --
                                                                      -----------           -----------
        Net investment income                                         $    31,831           $    32,552
                                                                      -----------           -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions    $   (19,393)          $   (16,012)
  Change in unrealized depreciation on investments                         (6,279)              (15,557)
                                                                      -----------           -----------
        Net realized and unrealized loss on investments               $   (25,672)          $   (31,569)
                                                                      -----------           -----------
          Increase in net assets from operations                      $     6,159           $       983
                                                                      ===========           ===========

 * For the period from the commencement of the Fund's investment operations, May 3, 1999, through October 31, 1999.
** For the six months ended October 31, 1999.

See notes to financial statements.

Statements of Operations (Unaudited) - continued
----------------------------------------------------------------------------------------------------------
                                                                    MFS LARGE CAP          MFS REASEARCH
PERIOD ENDED OCTOBER 31, 1999                                         VALUE FUND*            BOND FUND**
----------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $     3,887           $      --
    Interest                                                                  582                32,320
    Foreign taxes withheld                                                    (43)                 --
                                                                      -----------           -----------
      Total investment income                                         $     4,426           $    32,320
                                                                      -----------           -----------

  Expenses -
    Management fee                                                    $     1,551           $     2,976
    Shareholder servicing agent fee                                           207                   496
    Distribution and service fee (Class A)                                   --                   1,732
    Administrative fee                                                         31                    74
    Custodian fees                                                          3,141                 2,125
    Printing                                                               12,705                 2,316
    Postage                                                                   121                    49
    Auditing fees                                                           2,500                 4,779
    Legal fees                                                              2,918                 1,625
    Registration fees                                                       4,000                 2,433
    Miscellaneous                                                             587                    51
                                                                      -----------           -----------
      Total expenses                                                  $    27,761           $    18,656
    Fees paid indirectly                                                      (65)                 (154)
    Reduction of expenses by investment adviser and distributor           (25,627)              (18,502)
                                                                      -----------           -----------
      Net expenses                                                    $     2,069           $      --
                                                                      -----------           -----------
        Net investment income                                         $     2,357           $    32,320
                                                                      -----------           -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $    23,205           $   (28,744)
    Foreign currency transactions                                             (10)                 --
                                                                      -----------           -----------
      Net realized gain (loss) on investments and foreign
        currency transactions                                         $    23,195           $   (28,744)
                                                                      -----------           -----------
  Change in unrealized depreciation on investments                    $    (6,110)          $   (13,086)
                                                                      -----------           -----------
      Net realized and unrealized gain (loss) on
            investments and foreign currency                          $    17,085           $   (41,830)
                                                                      -----------           -----------
        Increase (decrease) in net assets from operations             $    19,442           $    (9,510)
                                                                      ===========           ===========
 * For the period from the commencement of the Fund's investment operations, May 3, 1999, through
   October 31, 1999.
** For the six months ended October 31, 1999.

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                             OCTOBER 31, 1999*
MFS HIGH QUALITY BOND FUND                                         (UNAUDITED)
------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                            $   31,831
  Net realized loss on investments                                    (19,393)
  Net unrealized loss on investments                                   (6,279)
                                                                   ----------
      Increase in net assets from operations                       $    6,159
                                                                   ----------

Distributions declared to shareholders -
  From net investment income (Class A)                             $  (31,167)
  From net investment income (Class I)                                     (6)
                                                                   ----------
      Total distributions declared to shareholders                 $  (31,173)
                                                                   ----------
Net increase in net assets from Fund share transactions            $1,031,706
                                                                   ----------
        Total increase in net assets                               $1,006,692
Net assets:
  At beginning of period                                               --
                                                                   ----------

  At end of period (including accumulated undistributed net
    investment income of $658)                                     $1,006,692
                                                                   ==========
* For the period from the commencement of the Fund's investment operations, May 3, 1999, through October 31, 1999.

See notes to financial statements.

Statement of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------
                                                                  SIX MONTH ENDED          PERIOD ENDED
                                                                 OCTOBER 31, 1999       APRIL 30, 1999*
MFS INTERMEDIATE INVESTMENT GRADE BOND                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $    32,552           $    17,705
  Net realized loss on investments                                        (16,012)               (6,658)
  Net unrealized loss on investments                                      (15,557)               (6,365)
                                                                      -----------           -----------
      Increase in net assets from operations                          $       983           $     4,682
                                                                      -----------           -----------

Distributions declared to shareholders -
  From net investment income (Class A)                                $   (31,412)          $   (16,400)
  From net investment income (Class I)                                         (5)                   (3)
                                                                      -----------           -----------
      Total distributions declared to shareholders                    $   (31,417)          $   (16,403)
                                                                      -----------           -----------
Net increase in net assets from Fund share transactions               $    31,409           $ 1,016,749
                                                                      -----------           -----------
        Total increase in net assets                                  $       975           $ 1,005,028
Net assets:
  At beginning of period                                                1,005,028                  --
                                                                      -----------           -----------

  At end of period (including accumulated
    undistributed net investment income of $2,438
    and $1,303, respectively)                                         $ 1,006,003           $ 1,005,028
                                                                      ===========           ===========
*For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.

See notes to financial statements.

------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                             OCTOBER 31, 1999*
MFS LARGE CAP VALUE FUND                                           (UNAUDITED)
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  2,357
  Net realized gain on investments and foreign currency
    transactions                                                       23,195
  Net unrealized loss on investments and foreign currency
    translation                                                        (6,110)
                                                                     --------
      Increase in net assets from operations                         $ 19,442
                                                                     --------
Net increase in net assets from Fund share transactions              $493,158
                                                                     --------
        Total increase in net assets                                 $512,600
Net assets:
  At beginning of period                                                --
                                                                     --------

  At end of period (including accumulated undistributed net
    investment income of $2,357)                                     $512,600
                                                                     ========
*For the period from the commencement of the Fund's investment operations, May 3, 1999, through October 31, 1999.

See notes to financial statements.

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                 OCTOBER 31, 1999       APRIL 30, 1999*
MFS RESEARCH BOND FUND                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $    32,320           $    17,798
  Net realized loss on investments                                        (28,744)               (6,743)
  Net unrealized loss on investments                                      (13,086)              (13,820)
                                                                      -----------           -----------
      Decrease in net assets from operations                          $    (9,510)          $    (2,765)
                                                                      -----------           -----------

Distributions declared to shareholders -
  From net investment income (Class A)                                $   (31,481)          $   (17,192)
  From net investment income (Class I)                                         (5)                   (3)
                                                                      -----------           -----------
      Total distributions declared to shareholders                    $   (31,486)          $   (17,195)
                                                                      -----------           -----------
Net increase in net assets from Fund share transactions               $    29,497           $ 1,019,559
                                                                      -----------           -----------
        Total increase (decrease) in net assets                       $   (11,499)          $   999,599
Net assets:
  At beginning of period                                                  999,599                  --
                                                                      -----------           -----------

  At end of period (including accumulated undistributed
    net investment income of $1,437 and $603, respectively)           $   988,100           $   999,599
                                                                      ===========           ===========

* For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                                             MFS HIGH QUALITY BOND FUND
----------------------------------------------------------------------------------------------------------------------
                                                                    PERIOD ENDED                   PERIOD ENDED
                                                                        OCTOBER 31, 1999*    OCTOBER 31, 1999**
                                                                              (UNAUDITED)           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A               CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $     10.00           $     10.01
                                                                              -----------           -----------
Income from investment operations# -
  Net investment income(S)                                                    $      0.31           $      0.30
  Net realized and unrealized loss on investments                                   (0.25)                (0.25)
                                                                              -----------           -----------

      Total from investment operations                                        $      0.06           $      0.05
                                                                              -----------           -----------
Less distributions declared to shareholders  from net investment  income      $     (0.31)          $     (0.31)
                                                                              -----------           -----------
Net asset value - end of period                                               $      9.75           $      9.75
                                                                              ===========           ===========
Total return(+)                                                                      0.61%++               0.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.03%+                0.03%+
  Net investment income                                                              6.58%+                6.31%+
Portfolio turnover                                                                    574%                  574%
Net assets at end of period (000 Omitted)                                     $     1,007                  --

 (S) MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In addition, the investment adviser voluntarily waived its fee. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

        Net investment loss                                                   $     (0.01)          $     (0.02)
        Ratios (to average net assets):
          Expenses##                                                                 6.68%+                6.68%+
          Net investment loss                                                       (0.07)%+              (0.34)%+

   * For the period from the commencement of the Fund's investment operations, May 3, 1999, through October 31, 1999.
  ** For the period from the inception of Class I, May 5, 1999, through October 31, 1999.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
----------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED         PERIOD ENDED     SIX MONTHS ENDED         PERIOD ENDED
                                            OCTOBER 31, 1999      APRIL 30, 1999*     OCTOBER 31, 1999      APRIL 30, 1999*
                                                 (UNAUDITED)                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                   CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 9.88               $10.00               $ 9.87               $10.00
                                                      ------               ------               ------               ------
Income from investment operations# -
  Net investment income(S)                            $ 0.32               $ 0.18               $ 0.33               $ 0.19
  Net realized and unrealized loss on
    investments                                        (0.31)               (0.14)               (0.31)               (0.16)
                                                      ------               ------               ------               ------
      Total from investment operations                $ 0.01               $ 0.04               $ 0.02               $ 0.03
                                                      ------               ------               ------               ------

Less distributions declared to shareholders -
  From net investment income                          $(0.30)              $(0.16)              $(0.30)              $(0.16)
                                                      ------               ------               ------               ------
Net asset value - end of period                       $ 9.59               $ 9.88               $ 9.59               $ 9.87
                                                      ======               ======               ======               ======
Total return(+)                                         0.18%++              0.44%++              0.28%++              0.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.03%+               0.27%+               0.03%+               0.27%+
  Net investment income                                 6.49%+               5.53%+               6.75%+               5.43%+
Portfolio turnover                                        75%                 155%                  75%                 155%
Net assets at end of period (000 Omitted)             $1,006               $1,005               $    0+++            $    0+++

  * For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.
  + Annualized.
 ++ Not annualized.
+++ At April 30, 1999, and October 31, 1999, Class I net assets were less than $500. #Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses exclusive of management and distribution and service fees. In addition, the investment adviser and distributor voluntarily waived their fees for certain of the periods indicated. From the inception of the Fund, January 4, 1999, through
    January 31, 1999, the Fund paid MFS a fee not greater than 1.00% of average daily net assets. To the extent actual expenses were over these limitations and waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                     $ 0.14               $(0.09)              $ 0.17               $(0.09)
     Ratios (to average net assets):
       Expenses##                                       3.66%+               8.60%+               3.31%+               8.25%+
       Net investment income (loss)                     2.86%+              (2.80)%+              3.47%+              (2.55)%+

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                           MFS LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                                                    PERIOD ENDED            PERIOD ENDED
                                                               OCTOBER 31, 1999*       OCTOBER 31, 1999*
                                                                     (UNAUDITED)             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                                         CLASS A                 CLASS I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $  10.00                $  10.00
                                                                        --------                --------
Income from investment operations# -
  Net investment income(S)                                              $   0.06                $   0.07
  Net realized and unrealized gain on investments and foreign
    currency                                                                0.33                    0.33
                                                                        --------                --------

      Total from investment operations                                  $   0.39                $   0.40
                                                                        --------                --------
Net asset value - end of period                                         $  10.39                $  10.40
                                                                        ========                ========
Total return(+)                                                             3.90%++                 4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.03%+                  1.03%+
  Net investment income                                                     1.14%+                  1.97%+
Portfolio turnover                                                            61%                     61%
Net assets at end of period (000 Omitted)                               $    512                $      0+++
(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                                $  (0.59)               $  (0.55)
     Ratios (to average net assets):
       Expenses##                                                          13.45%+                 13.45%+
       Net investment loss                                                (11.28)%+               (10.76)%+

   * For the period from the commencement of the Fund's investment operations May 3, 1999, through October 31, 1999.
   + Annualized.
  ++ Not annualized.
 +++ Class I net assets were less than $500.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                           MFS RESEARCH BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED         PERIOD ENDED     SIX MONTHS ENDED         PERIOD ENDED
                                            OCTOBER 31, 1999      APRIL 30, 1999*     OCTOBER 31, 1999      APRIL 30, 1999*
                                                 (UNAUDITED)                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                   CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 9.80               $10.00               $ 9.78               $10.00
                                                      ------               ------               ------               ------
Income from investment operations# -
  Net investment income(S)                            $ 0.31               $ 0.18               $ 0.33               $ 0.18
  Net realized and unrealized loss on
    investments                                        (0.41)               (0.21)               (0.41)               (0.23)
                                                      ------               ------               ------               ------
                                                      $(0.10)              $(0.03)              $(0.08)              $(0.05)
      Total from investment operations
                                                      ------               ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                          $(0.30)              $(0.17)              $(0.30)              $(0.17)
                                                      ------               ------               ------               ------
Net asset value - end of period                       $ 9.40               $ 9.80               $ 9.40               $ 9.78
                                                      ======               ======               ======               ======
Total return(+)                                        (0.95)%++            (0.29)%++            (0.75)%++            (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.03%+               0.30%+               0.03%+               0.30%+
  Net investment income                                 6.53%+               5.62%+               6.80%+               5.13%+
Portfolio turnover                                        50%                 117%                  50%                 117%
Net assets at end of period (000 Omitted)               $988                 $999               $    0+++            $    0+++

  * For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the Fund's operating expenses exclusive of management and distribution and service fees. In addition, the investment adviser and the distributor voluntarily waived their fees for certain of the periods indicated. From the inception of the Fund, January 4, 1999, through January 31, 1999, the Fund paid MFS a fee not greater than 1.10% of average daily net assets. To the extent actual expenses were over these limitations and waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

       Net investment income (loss)                   $ 0.13               $(0.09)              $ 0.17               $(0.11)
       Ratios (to average net assets):
         Expenses##                                     3.77%+               8.93%+               3.42%+               8.58%+
         Net investment income (loss)                   2.79%+              (3.01)%+              3.41%+              (3.15)%+

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Quality Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Large Cap Value Fund, and MFS Research Bond Fund (the Funds) are four separate series of MFS Series Trust IX (the Trust). MFS High Quality Bond Fund and MFS Large Cap Value Fund are diversified series of the Trust. MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund are nondiversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. MFS High Quality Bond Fund can invest up to 15% of its portfolio in high yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher- rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith by Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. MFS High Quality Bond Fund uses the effective interest method for reporting interest income on payment- in-kind
(PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders of MFS High Quality Bond Fund, MFS Intermediate Investment Grade Bond Fund, and MFS Research Bond Fund bear the common expenses of the Funds based on the value of settled shares outstanding of each class, without distinction between share classes. All shareholders of MFS Large Cap Value Fund bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee for High Quality Bond Fund, Intermediate Investment Grade Bond Fund, Large Cap Value Fund, and Research Bond Fund is computed daily and paid monthly at an annual rate of 0.50%, 0.50%, 0.75%, and 0.60% of each Fund's average daily net assets, respectively. For High Quality Bond Fund, Intermediate Investment Grade Bond Fund, and Research Bond Fund, the investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of expenses in the Statement of Operations.

For High Quality Bond Fund, Intermediate Investment Grade Bond Fund, and Research Bond Fund, the investment adviser has voluntarily agreed to pay each of the Fund's operating expenses, exclusive of management and distribution and service fees such that the Funds' aggregate expenses do not exceed 0.00% of their average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Large Cap Value Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 1999, aggregate unreimbursed expenses amounted to $25,627.

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Funds.

Administrator - The Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of the Funds for the period ended October 31, 1999.

The Trustees have adopted a distribution plan for Class A shares of each Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Funds' distribution plans provide that the Funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each of the Funds related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently being waived for MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund, and are currently not being imposed by the Trustees for MFS High Quality Bond Fund and MFS Large Cap Value Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended October 31, 1999.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                  HIGH         INTERMEDIATE
                                                               QUALITY     INVESTMENT GRADE          LARGE CAP          RESEARCH
                                                             BOND FUND            BOND FUND         VALUE FUND         BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. government securities                                  $5,514,159           $  243,219          $   --             $361,927
                                                            ----------           ----------          ---------          --------
Investments (non-U.S. government securities)                $  659,399           $  519,890          $ 696,040          $496,527
                                                            ----------           ----------          ---------          --------

SALES
U.S. government securities                                  $4,773,561           $  263,768          $   --             $428,795
                                                            ----------           ----------          ---------          --------
Investments (non-U.S. government securities)                $  406,948           $  464,699          $ 234,536          $413,320
                                                            ----------           ----------          ---------          --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows:

                                                                  HIGH         INTERMEDIATE
                                                               QUALITY     INVESTMENT GRADE          LARGE CAP          RESEARCH
                                                             BOND FUND            BOND FUND         VALUE FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                              $  995,706           $1,040,396          $ 539,575          $988,710
                                                            ----------           ----------          ---------          --------
Gross unrealized depreciation                               $   (8,119)          $  (23,449)         $ (28,225)         $(31,649)
Gross unrealized appreciation                                    1,840                1,353             22,115               907
                                                            ----------           ----------          ---------          --------
    Net unrealized depreciation                             $   (6,279)          $  (22,096)         $  (6,110)         $(30,742)
                                                            ==========           ==========          =========          ========

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                           MFS HIGH QUALITY BOND FUND
                                         ------------------------------
                                         PERIOD ENDED OCTOBER 31, 1999*
                                         ------------------------------
                                               SHARES            AMOUNT
-----------------------------------------------------------------------
Shares sold                                   100,036       $ 1,000,348
Shares issued to shareholders in
  reinvestment of distributions                 3,186            31,158
                                         ------------       -----------
    Net increase                              103,222       $ 1,031,506
                                         ============       ===========

Class I Shares
                                          MFS HIGH QUALITY BOND FUND
                                        ------------------------------
                                        PERIOD ENDED OCTOBER 31, 1999**
                                        ------------------------------
                                              SHARES            AMOUNT
-----------------------------------------------------------------------
Shares sold                                        20       $       200
                                         ------------       -----------

Class A Shares
                                                     MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
                                        ---------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        OCTOBER 31, 1999                       PERIOD ENDED APRIL 30, 1999***
                                   -------------------------                  -------------------------------
                                      SHARES        AMOUNT                       SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                               --     $      --                        100,041         $ 1,000,410
Shares issued to shareholders in
  reinvestment of distributions          3,259        31,407                        1,656              16,391
Shares reacquired                         --            --                            (21)               (204)
                                   -----------   -----------                  -----------         -----------
    Net increase                         3,259   $    31,407                      101,676         $ 1,016,597
                                   ===========   ===========                  ===========         ===========

Class I Shares
                                                  MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
                                        ---------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        OCTOBER 31, 1999                       PERIOD ENDED APRIL 30, 1999***
                                   -------------------------                  -------------------------------
                                      SHARES        AMOUNT                       SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                               --     $      --                             15         $       150
Shares issued to shareholders in
  reinvestment of distributions+             0             2                            0                   2
                                   -----------   -----------                  -----------         -----------
    Net increase                             0   $         2                           15         $       152
                                   ===========   ===========                  ===========         ===========
  *For the period from the commencement of the Funds' investment operations, May 3, 1999, through October 31, 1999.
 **For the period from inception of Class I, May 5, 1999, through October 31, 1999.
***For the period from the commencement of the Funds' investment operations, January 4, 1999, through April 30, 1999.

Class A Shares

                                     MFS LARGE CAP VALUE FUND
                                   -------------------------------

                                    PERIOD ENDED APRIL 30, 1999***
                                   -------------------------------
                                      SHARES             AMOUNT
------------------------------------------------------------------
Shares sold                             74,562         $   750,422
Shares reacquired                      (25,251)           (257,464)
                                   -----------         -----------
    Net increase                        49,311         $  492,958
                                   ===========         ===========

Class I Shares

                                      MFS LARGE CAP VALUE FUND
                                   -------------------------------

                                    PERIOD ENDED APRIL 30, 1999***
                                   -------------------------------
                                      SHARES             AMOUNT
------------------------------------------------------------------
Shares sold                                 20         $       200
                                   -----------         -----------

Class A Shares
                                                              MFS RESEARCH BOND FUND
                                        ---------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        OCTOBER 31, 1999                       PERIOD ENDED APRIL 30, 1999***
                                   -------------------------                  -------------------------------
                                      SHARES        AMOUNT                       SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                               --     $      --                        100,242         $ 1,002,420
Shares issued to shareholders in
  reinvestment of distributions          3,319        31,474                        1,747              17,191
Shares reacquired                         (206)       (1,979)                         (20)               (204)
                                   -----------   -----------                  -----------         -----------
    Net increase                         3,113   $    29,495                      101,969         $ 1,019,407
                                   ===========   ===========                  ===========         ===========

Class I Shares
                                                              MFS RESEARCH BOND FUND
                                        ---------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        OCTOBER 31, 1999                       PERIOD ENDED APRIL 30, 1999***
                                   -------------------------                  -------------------------------
                                      SHARES        AMOUNT                       SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                               --     $      --                             15         $       150
Shares issued to shareholders in
  reinvestment of distributions+             0             2                            0                   2
                                   -----------   -----------                  -----------         -----------
    Net increase                             0   $         2                           15         $       152
                                   ===========   ===========                  ===========         ===========

  * For the period from the commencement of the Funds' investment operations, May 3, 1999, through October 31, 1999.
*** For the period from the commencement of the Funds' investment operations, January 4, 1999, through April 30, 1999.
  + Shares reinvested were less than 1 share.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                     MFS' YEAR 2000 READINESS DISCLOSURE

                                                               [Graphic Omitted]
MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) High Quality Bond Fund

MFS(R) Intermediate Investment Grade Bond Fund

MFS(R) Large Cap Value Fund

MFS(R) Research Bond Fund

[logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


500 Boylston Street
Boston, MA 02116-3741

(c)1999 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         INC-2 12/99 2.7M